                                                                                                         Page 1 of 4
                                                  ALLIANCE FUNDING
                                      by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                 Designated Servicer
                                               SERVICER'S CERTIFICATE

                                          1998-1 Group 1 (Sub-Pools 1 & 2)

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                            Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for November 25, 1998, the Remittance date.

                                         Due period ended: November 1, 1998

====================================================================================================================

      COLLECTIONS                                               Group 1             Sub-Pool 1          Sub-Pool 2
      -----------                                            --------------       --------------      --------------
  1   Total Actual Principal Collections                       3,608,825.47         1,509,374.41        2,099,451.06
  2   Total Actual Interest Collections                        2,001,316.52           799,252.38        1,202,064.14
  3   Service Fees Previously Remitted                           120,447.90            48,766.32           71,681.58
  4   Additional Proceeds                                              0.00                 0.00                0.00
                                                             --------------       --------------      --------------
  5   TOTAL COLLECTIONS:                                       5,489,694.09         2,259,860.47        3,229,833.62


      MONTHLY ADVANCES
      ----------------
  6   Delinquent Interest Advance                                 85,561.04            37,143.30           48,417.74
  7   Compensating Interest                                       13,505.72             5,307.86            8,197.86
  8   Amounts Held for Future Distributions                            0.00                 0.00                0.00
  9   Cross Collateral Deposit                                         0.00                 0.00                0.00
 10   Reserve Withdrawal per Sec. 6.14                                 0.00                 0.00                0.00
                                                             --------------       --------------      --------------
 11   AVAILABLE REMITTANCE AMOUNT:                             5,588,760.85         2,302,311.63        3,286,449.22


      FEES
      ----
 12   Service Fees                                                     0.00                 0.00                0.00
 13   Expense Account Deposit:                                     5,534.60             2,261.37            3,273.23
                                                             --------------       --------------      --------------
 14   ADJUSTED REMITTANCE AMOUNT:                              5,583,226.25         2,300,050.26        3,283,175.99

      REMAINING AMOUNT AVAILABLE:
 15             Adjusted Remittance Amount                     5,583,226.25
 16             Insured Payments due                                   0.00
 17             Monthly Insurance Premium @ 13bp
                   the Ending Principal Balance                   23,982.37
 18             Cross Collateral Withdrawal                            0.00
 19             Class Remittance Amounts                       5,559,243.88
 20             Non-Recoverable Advances not
                   Previously Reimbursed                               0.00
                                                             --------------
 21   Total Remaining Amount Available:                                0.00
                                                             ==============
      REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 22        Servicing Fee                                               0.00                 0.00                0.00
 23        Monthly Advances and Servicer Advances                      0.00                 0.00                0.00
 24        Preference Amount per Sec. 6.06(b)                          0.00                 0.00                0.00
 25        Servicing compensation per Sec. 7.03                        0.00                 0.00                0.00
 26        REO Mgmt. & Dispositions per Sec 5.10                       0.00                 0.00                0.00
 27        Trustee Advances per Sec 11.01                              0.00                 0.00                0.00

====================================================================================================================


                                                                                                                        Page 2 of 4
                                                          ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                  1998-1 Group 1 (Sub-Pools 1 & 2)

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for November 25, 1998, the Remittance date.

                                                 Due period ended: November 1, 1998

====================================================================================================================================
                                                                Group 1             Class 1A-1          Class 1A-2          Class R
                                                             --------------        -------------      --------------        --------
 32   Loans Outstanding - BOM                                         3,776                1,369               2,407
 33   Original Loan Balance                                  233,752,771.65        94,919,967.12      138,832,804.53
 34   Pre-Funding Account Balance                                      0.00                 0.00                0.00
 35   Initial Overcollateralization                            8,768,212.62         2,964,046.64        5,804,165.98
 36   Realized Losses, LTD                                         8,140.97             8,140.97                0.00
 37   Carryforward Amount                                              0.00                 0.00                0.00
                                                             --------------       --------------      --------------
 38   Total Class Principal Balance                          224,992,700.00        91,964,061.45      133,028,638.55
 39        Pool Factor per Loan Balance                          93.5011087%          37.9679868%         55.5331218%
 40        Pool Factor per Class Balance                         89.9970800%          36.7856246%         53.2114554%
 41   Excess Spread                                                    0.00                                                     0.00
 42        Principal Collection Factor                          100.0000000%          41.8245333%         58.1754667%
 43   Additional Principal due                                   921,959.42           385,605.22          536,354.20
 44   Cross Collateral Withdrawal                                      0.00                                                     0.00
 45   Cross Collateral Deposit                                         0.00                 0.00                0.00
 46   Interest Remittance @ Pass-Through Rate                  1,028,458.99           419,921.70          608,537.29

      PRINCIPAL REDUCTIONS:
 47             Prepayments - Number                                     55                   19                  36
 48             Prepayments - Dollar                           3,292,669.65         1,418,667.54        1,874,002.11
 49             Delinquent Loans Repurchased - Number                     0                    0                   0
 50             Delinquent Loans Repurchased - Dollar                  0.00                 0.00                0.00
 51             Net Liquidation Proceeds                               0.00                 0.00                0.00
 52             Curtailments                                      28,589.85                 0.00           28,589.85
 53             Normal and Excess Payments                       287,565.97            90,706.87          196,859.10
                                                             --------------       --------------      --------------
 54   Principal Remittance                                     3,608,825.47         1,509,374.41        2,099,451.06
                                                             --------------       --------------      --------------
 55   Total Principal Remittance                               3,608,825.47         1,509,374.41        2,099,451.06
 56   Additional Principal Reduction                             921,959.42           385,605.22          536,354.20
                                                             --------------       --------------      --------------        --------
 57   TOTAL REMITTANCE                                         5,559,243.88         2,314,901.33        3,244,342.55            0.00
                                                             ==============       ==============      ==============        ========
 58   Current Month Realized Loss - Number                                0                    0                   0               0
 59   Current Month Realized Loss - Dollar                             0.00                 0.00                0.00            0.00

      CLASS PRINCIPAL BALANCE - EOM
 60   Loans Outstanding - EOM                                          3721                 1350                2371
 61   Closing Loan Balance                                   230,143,946.18        93,410,592.71      136,733,353.47
 62   Pre-Funding Account Balance                                      0.00                 0.00                0.00
 63   Additional Principal Reduction, LTD                      9,690,172.04         3,349,651.87        6,340,520.17
 64   Realized Losses, LTD                                         8,140.97             8,140.97                0.00
                                                             --------------       --------------      --------------
 65   Total Class Principal Balance                          220,461,915.11        90,069,081.81      130,392,833.30
 66        Pool Factor per Loan Balance                          92.0575785%          37.3642371%         54.6933414%
 67        Pool Factor per Class Balance                        166.4204660%          36.0276327%        130.3928333%

====================================================================================================================================


                                                                                                         Page 3 of 4
                                                  ALLIANCE FUNDING
                                      by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                 Designated Servicer
                                               SERVICER'S CERTIFICATE

                                          1998-1 Group 1 (Sub-Pools 1 & 2)

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                            Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for November 25, 1998, the Remittance date.

                                         Due period ended: November 1, 1998

=====================================================================================================================
 68   Weighted Note Rate - THIS Remittance                         10.81625%            10.67611%           10.91206%
 69   Weighted Note Rate - NEXT Remittance                         10.82092%            10.67510%           10.92054%

 70   Weighted Average Remaining Term                                232.00               255.00              216.29

 71   Accrual Period for Libor Rate                               26-Oct-98     thru   24-Nov-98
 72   Days in Related Period                                                     30

 73   Pass-Through Rate                                                                  5.47938%            5.48938%


                                                                Group 1             SUBPOOL 1           SUBPOOL 2
                                                             --------------       --------------      --------------
 74   Original Pool - Principal Balance                      180,932,515.76        70,000,198.22      110,932,317.54
 75   Original Pool - Pre-Funding Account                     71,848,070.66        31,112,036.36       40,736,034.30
 76   Original Pool - Initial Overcollateralization            2,780,586.42         1,112,234.58        1,668,351.84
                                                             --------------       --------------      --------------
 77   Original Pool Total                                    250,000,000.00       100,000,000.00      150,000,000.00

 78   Original Pool - Number of Loans                           2,841               1,000                1,841

--------------------------------------------------------------------------------------------------------------------



      CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION
      -----------------------------------------------
                                                              Beg. of Month       Current Month        End of Month
                                                             --------------       --------------      --------------
 79   Initial Overcollateralization                            2,964,046.64           385,605.22        3,349,651.87
 80   Less: Realized Losses, LTD                                   8,140.97                 0.00            8,140.97
 81   Cross Coallateralzation Deposit, LTD                             0.00                 0.00                0.00
                                                             --------------       --------------      --------------
 82   Overcollateralization of Principal                       2,955,905.67           385,605.22        3,341,510.90
                                                             ==============       ==============      ==============
 83   Base Overcollateralization Required*                                                              6,268,958.54
 84   Required Overcollateralization Amount                                                             6,268,958.54

--------------------------------------------------------------------------------------------------------------------



      CLASS 1A-2 OVERCOLLATERALIZATION RECONCILIATION
      -----------------------------------------------
                                                              Beg. of Month       Current Month        End of Month
                                                             --------------       --------------      --------------
 85   Initial Overcollateralization                            5,804,165.98           536,354.20        6,340,520.17
 86   Less:  Realized Losses, LTD                                      0.00                 0.00                0.00
 87   Cross Coallateralzation Deposit, LTD                             0.00                 0.00                0.00
                                                             --------------       --------------      --------------
 88   Overcollateralization of Principal                       5,804,165.98           536,354.20        6,340,520.17
                                                             ==============       ==============      ==============
 89   Base Overcollateralization Required*                                                              9,403,437.82
 90   Required Overcollateralization Amount                                                             9,403,437.82

--------------------------------------------------------------------------------------------------------------------



      CURRENT MONTH SUBORDINATED AMOUNT
      ---------------------------------
                                                              Beg. of Month       Current Month        End of Month
                                                             --------------       --------------      --------------
 91   Original Group 1 Subordinated Amount*                   31,850,353.89            N/A             31,850,353.89
 92   Less: Group 1 Cumulative Realized Losses                     8,140.97                 0.00            8,140.97
 93   Plus: Group 1 Cumulative Additional Proceeds                     0.00                 0.00                0.00
                                                             --------------       --------------      --------------
 94   Current Group 1 Subordinated Amount                     31,842,212.92                 0.00       31,842,212.92
                                                             ==============       ==============      ==============
      * As per Insurance Supplement

====================================================================================================================


                                                                                                         Page 4 of 4
                                                  ALLIANCE FUNDING
                                      by SUPERIOR BANK FSB - SERVICING DIVISION
                                                 Designated Servicer
                                               SERVICER'S CERTIFICATE

                                          1998-1 Group 1 (Sub-Pools 1 & 2)

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                            Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for November 25, 1998, the Remittance date.

                                         Due period ended: November 1, 1998

====================================================================================================================

      NONRECOVERABLE ADVANCE RECONCILIATION                      Group 1
      -------------------------------------                  --------------
 95   Beginning of Month                                               0.00
 96   Current Month Unpaid Nonrecoverable Advance                      0.00
 97   Less: Current Month Reimbursement                                0.00
                                                                       ----
 98   End of Month                                                     0.00

--------------------------------------------------------------------------------------------------------------------


      CLASS FACTORS                                             Group 1             Class 1A-1          Class 1A-2
      -------------                                          --------------       --------------      --------------
 99   Total Class Principal - Original Pool                  250,000,000.00       100,000,000.00      150,000,000.00
 10   Interest Remittance Amount                               1,028,458.99           419,921.70          608,537.29
101   Interest Rate Factor/1000                                    4.113836             4.199217            4.056915

102   Total Principal Collections                              3,608,825.47         1,509,374.41        2,099,451.06
103   Prefunding Account Excess                                        0.00                 0.00                0.00
104   Additional Principal Reduction                             921,959.42           385,605.22          536,354.20
                                                             --------------       --------------      --------------
105   Principal Remittance Amount                              4,530,784.89         1,894,979.63        2,635,805.26
106   Principal Payment Factor/1000                               18.123140            18.949796           17.572035
107   Current Month Ending Principal Factor                      881.847660           900.690819          869.285554

108   Prior Month Ending Principal Factor                        899.970800           919.640615          886.857589

====================================================================================================================


                                                                                                                         PAGE 1 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for November 25, 1998, the Remittance date.

                                                 Due period ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Group 2                   Sub-Pool 3               Sub-Pool 4
                                                                  ------------               -------------             ------------
      COLLECTIONS
      -----------
   1  Total Actual Principal Collections                          3,960,249.38                  870,951.85             3,089,297.53
   2  Total Actual Interest Collections                           1,461,579.55                  409,529.14             1,052,050.41
   3  Service Fees Previously Remitted                               92,121.68                   25,702.26                66,419.42
   4  Additional Proceeds                                                 0.00                        0.00                     0.00
   5  Total Collections:                                          5,329,707.25                1,254,778.73             4,074,928.52
                                                                  ------------                ------------             ------------


      MONTHLY ADVANCES
      ----------------
   6  Delinquent Interest Advance                                    77,556.16                   12,151.75                65,404.41
   7  Compensating Interest                                          14,069.12                    3,291.93                10,777.19
   8  Amounts Held for Future Distributions                               0.00                        0.00                     0.00
   9  Cross Collateral Deposit                                            0.00                        0.00                     0.00
  10  Reserve Withdrawal per Sec. 6.14                                    0.00                        0.00                     0.00
                                                                  ------------                ------------             ------------
  11  Available Remittance Amount:                                5,421,332.53                1,270,222.41             4,151,110.12

      FEES
      ----------
  12  Service Fees                                                        0.00                        0.00                     0.00
  13  Expense Account Deposit:                                        4,207.70                    1,160.60                 3,047.10
                                                                  ------------                ------------             ------------
  14  Adjusted Remittance Amount:                                 5,417,124.83                1,269,061.81             4,148,063.02

      Remaining Amount Available:
  15            Adjusted Remittance Amount                        5,417,124.83
  16            Insured Payments due                                      0.00
  17            Monthly Insurance Premium @ 13bp
                   the Ending Principal Balance                      18,233.29
  18            Cross Collateral Withdrawal                               0.00
  19            Class Remittance Amounts                          5,398,891.54
  20            Non-Recoverable Advances not
                   Previously Reimbursed                                  0.00
                                                                  ------------
  21  Total Remaining Amount Available:                                   0.00
                                                                  ============

      REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
  22       Servicing Fee                                                  0.00                        0.00                     0.00
  23       Monthly Advances and Servicer Advances                         0.00                        0.00                     0.00
  24       Preference Amount per Sec. 6.06(b)                             0.00                        0.00                     0.00
  25       Servicing compensation per Sec. 7.03                           0.00                        0.00                     0.00
  26       REO Mgmt. & Dispositions per Sec 5.10                          0.00                        0.00                     0.00
  27       Trustee Advances per Sec 11.01                                 0.00                        0.00                     0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 2 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for November 25, 1998, the Remittance date.

                                                 Due period ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                               Group 2           Class 2A-1           Class 2A-2       Class R
                                                           --------------      --------------       --------------     -------
  28  Loans Outstanding - BOM                                       1,593                 530                1,063
  29  Original Loan Balance                                180,218,108.88       49,440,832.42       130,777,276.46
  30  Initial Overcollaterization                            7,950,537.92        2,145,716.55         5,804,821.37
  31  Realized Losses, LTD                                         904.10                0.00               904.10
  32  Carryforward Amount                                            0.00                0.00                 0.00
                                                           --------------      --------------       --------------
  33  Total Class Principal Balance                        172,268,475.06       47,295,115.87       124,973,359.19
  34       Pool Factor per Loan Balance                        90.1090544%         24.7204162%          65.3886382%
  35       Pool Factor per Class Balance                       86.1342375%         23.6475579%          62.4866796%
  36  Excess Spread                                                  0.00                                                0.00
  37       Principal Collection Factor                        100.0000000%         21.9923486%          78.0076514%
  38  Additional Principal due                                 661,046.01          145,379.54           515,666.47
  39  Cross Collateral Withdrawal                                    0.00                                                0.00
  40  Cross Collateral Deposit                                       0.00                0.00                 0.00
  41  Interest Remittance @ Pass-Through Rate                  777,596.15          213,197.71           564,398.44


      PRINCIPAL REDUCTIONS:
  42            Prepayments - Number                                   32                   8                   24
  43            Prepayments - Dollar                         3,786,337.49          758,262.54         3,028,074.95
  44            Delinquent Loans Repurchased - Number                   0                   0                    0
  45            Delinquent Loans Repurchased - Dollar                0.00                0.00                 0.00
  46            Net Liquidation Proceeds                             0.00                0.00                 0.00
  47            Curtailments                                    92,223.66           90,073.66             2,150.00
  48            Normal and Excess Payments                      81,688.23           22,615.65            59,072.58
                                                           --------------      --------------       --------------
  49  Principal Remittance                                   3,960,249.38          870,951.85         3,089,297.53
                                                           --------------      --------------       --------------
  50  Total Principal Remittance                             3,960,249.38          870,951.85         3,089,297.53
  51  Additional Principal Reduction                           661,046.01          145,379.54           515,666.47
                                                           --------------      --------------       --------------
  52  TOTAL REMITTANCE                                       5,398,891.54        1,229,529.10         4,169,362.44       0.00
                                                           ==============      ==============       ==============       ====
  53  Current Month Realized Loss - Number                              0                   0                    0          0
  54  Current Month Realized Loss - Dollar                           0.00                0.00                 0.00       0.00

      CLASS PRINCIPAL BALANCE - EOM
  55  Loans Outstanding - EOM                                        1561                 522                 1039
  56  Closing Loan Balance                                 176,257,859.50       48,569,880.57       127,687,978.93
  58  Additional Principal Reduction, LTD                    8,611,583.93        2,291,096.09         6,320,487.84
  59  Realized Losses, LTD                                         904.10                0.00               904.10
                                                           --------------      --------------       --------------
  60  Total Class Principal Balance                        167,647,179.67       46,278,784.48       121,368,395.19
  61       Pool Factor per Loan Balance                        88.1289298%         24.2849403%          63.8439895%
  62       Pool Factor per Class Balance                      243.8092017%         23.1393922%         220.6698094%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 3 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for November 25, 1998, the Remittance date.

                                                 Due period ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
  63  Weighted Note Rate - THIS Remittance                       10.37635%                   10.35278%                10.38526%
  64  Weighted Note Rate - NEXT Remittance                       10.37997%                   10.33926%                10.39546%

  65  Weighted Average Remaining Term                              350.16                      350.41                   350.07

  66  Accrual  Period for Libor Rate                             26-Oct-98        thru       24-Nov-98
  67  Days in Related Period                                                        30

  68  Pass-Through Rate                                                                       5.40938%                 5.41938%

                                                                   Group 2                    SUBPOOL 3                SUBPOOL 4
                                                                --------------              --------------           --------------
  69  Original Pool - Principal Balance                         142,610,986.32               49,999,948.51            92,611,037.81
  70  Original Pool - Pre-Funding Account                        61,055,001.48                6,008,198.14            55,046,803.34
  71  Original Pool - Initial Overcollateralization               3,665,987.80                1,008,146.65             2,657,841.15
                                                                --------------              --------------           --------------
  72  Original Pool Total                                       200,000,000.00               55,000,000.00           145,000,000.00

  73  Original Pool - Number of Loans                               1,271                          531                     740


      CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION
      -----------------------------------------------
                                                                 Beg.of Month               Current Month             End of Month
                                                                --------------              --------------           --------------
  74  Initial Overcollateralization                               2,145,716.55                  145,379.54             2,291,096.09
  75  Less:  Realized Losses, LTD                                         0.00                        0.00                     0.00
                                                                --------------              --------------           --------------
  76  Overcollateralization of Principal                          2,145,716.55                  145,379.54             2,291,096.09
                                                                ==============              ==============            =============

  77  Base Overcollateralization Required                                                                              2,968,431.77
  78  Required Overcollateralization Amount                                                                            2,968,431.77


      CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION
      -----------------------------------------------
                                                                 Beg.of Month               Current Month             End of Month
                                                                --------------              --------------           --------------
  79  Initial Overcollateralization                               5,804,821.37                  515,666.47             6,320,487.84
  80  Less:  Realized Losses, LTD                                       904.10                        0.00                   904.10
                                                                --------------              --------------           --------------
  81  Overcollateralization of Principal                          5,803,917.27                  515,666.47             6,319,583.74
                                                                ==============              ==============            =============
  82  Base Overcollateralization Required                                                                              7,825,865.58
  83  Required Overcollateralization Amount                                                                            7,825,865.58

      CURRENT MONTH SUBORDINATED AMOUNT                          Beg.of Month               Current Month             End of Month
      ---------------------------------                         --------------              --------------           --------------

  84  Original Group 2 Subordinated Amount*                      24,134,419.55                N/A                     24,134,419.55
  85  Less: Group 2 Cumulative Realized Losses                          904.10                        0.00                   904.10
  86  Plus: Group 2 Cumulative Additional Proceeds                        0.00                        0.00                     0.00
                                                                --------------              --------------           --------------
  87  Current Group 2 Subordinated Amount                        24,133,515.45                        0.00            24,133,515.45
                                                                ==============              ==============            =============
      * Per Insurance Supplement
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 4 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for November 25, 1998, the Remittance date.

                                                 Due period ended: November 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
      NONRECOVERABLE ADVANCE RECONCILIATION                        Group 2
      -------------------------------------                     --------------
  88  Beginning of Month                                                  0.00
  89  Current Month Unpaid Nonrecoverable Advance                         0.00
  90  Less: Current Month Reimbursement                                   0.00
                                                                --------------
  91  End of Month                                                        0.00




      CLASS FACTORS                                                Group 2                    Class 1A-1               Class 1A-2
      -------------                                             --------------               -------------           --------------
  92  Total Class Principal - Original Pool                     200,000,000.00               55,000,000.00           145,000,000.00
  93  Interest Remittance Amount                                    777,596.15                  213,197.71               564,398.44
  94  Interest Rate Factor / 1000                                     3.887981                    3.876322                 3.892403

  95  Total Principal Collections                                 3,960,249.38                  870,951.85             3,089,297.53
  96  Prefunding Account Excess                                           0.00                        0.00                     0.00
  97  Additional Principal Reduction                                661,046.01                  145,379.54               515,666.47
                                                                --------------               -------------           --------------
  98  Principal Remittance Amount                                 4,621,295.39                1,016,331.39             3,604,964.00
  99  Principal Payment Factor/1000                                  23.106477                   18.478753                24.861820
 100  Current Month Ending Principal Factor                         838.235899                  841.432444               837.023423

 101  Prior Month Ending Principal Factor                           861.342376                  859.911197               861.885243
------------------------------------------------------------------------------------------------------------------------------------